TIFF Investment Program (“TIP”)
Supplement Dated May 4, 2022
to the TIP Prospectus dated April 29, 2022, As Supplemented April 29, 2022 and the TIP Statement of Additional Information Dated April 29, 2022,
and the TIFF Multi-Asset Fund Summary Prospectus Dated April 29, 2022
This supplement provides new and additional information to the TIP prospectus dated April 29, 2022, as supplemented April 29, 2022 (the “Prospectus”), the TIP Statement of Additional Information dated April 29, 2022 (the “SAI”), and the TIFF Multi-Asset Fund summary prospectus dated April 29, 2022 (together with the Prospectus, the “Prospectuses”).
On April 26, 2022, the Board of Trustees of TIP (the “Board”) approved (i) a money manager agreement between TIFF Multi-Asset Fund (the “Fund”) and CenterBook Partners LP (“CenterBook”), a new money manager for the Fund, and (ii) an amendment to the money manager agreement and related fee schedule between the Fund and Amundi Asset Management US, Inc. (“AmundiUS”), an existing money manager for the Fund, both effective immediately.
The following information replaces similar disclosures on page 1 of the Prospectuses:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	0.62%
Other Expenses [a]	0.37%
Other Expenses	0.16%
Expenses for Securities Sold Short	0.21%
Acquired Fund Fees and Expenses	0.52%
Total Annual Fund Operating Expenses [a], [b]	1.51%

[a]
Management Fees, Other Expenses and Total Annual Fund Operating Expenses have been restated to show an estimate of what the Fund’s expenses would have been in 2021 had the fee schedules in the new money manager agreement with CenterBook and the amended money manager agreement with AmundiUS had been in effect during 2021. In each case, the restated fees and expenses show only the effects of the asset-based portion of the fee schedules but not the performance-based portion of the fee schedules.

[b]
Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$154	$477	$824	$1,802
The following information replaces the paragraph titled “Multi-Manager Risk” on page 4 of the Prospectuses:
Multi-Manager Risk.   Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the Fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager. Money managers selected by TAS may have a limited operating history, fewer resources, and a limited performance track record, and therefore involve greater risk and uncertainty. Certain money managers may invest in securities or other investments using quantitative strategies or methodologies. These methodologies may perform differently from the market as a whole and there can be no assurance that they will perform as intended or enable the Fund to achieve its investment or performance objectives.
The following paragraph replaces the paragraph regarding Amundi Asset Management US, Inc. under the heading “Money Managers and Their Strategies” on page 10 of the Prospectus:
Amundi Asset Management US, Inc. (AmundiUS) manages three separate investment mandates for the Fund. The first investment mandate focuses on US Treasury inflation-protected securities, but may include other US Treasury obligations such as US Treasury bonds, notes, or bills, or other US Treasury or agency obligations, as from time to time determined by AmundiUS in consultation with TAS. US Treasury futures or other derivatives may be used as part of this strategy. In managing this portfolio, AmundiUS focuses on duration (as directed by TAS), maturity, yield, relative valuations, and security selection. The second investment mandate (which, together with the first investment mandate discussed above, is referred to as the “Beta Account”) is a portfolio composed of US Treasury securities. US Treasury futures or other derivatives may be used as part of this strategy. In managing this portfolio, AmundiUS focuses on duration (as directed by TAS), maturity, yield, relative valuations, and security selection. The third investment mandate (referred to as the “CRT Account”) is a levered mortgage credit risk-transfer (“CRT”) strategy, with this portfolio invested in CRT securities using leverage obtained primarily via reverse repurchase agreements. The target leverage amount for the CRT Account is 300%, with a leverage limit of 500%.
The following paragraph is added under the heading “Money Managers and Their Strategies” on page 10 of the Prospectus, after the description of AQR Capital Management, LLC:
CenterBook Partners LP manages a diversified portfolio of both long and short positions in a global universe of publicly traded equities traded in the US and internationally. CenterBook uses alpha signals extracted from the research and position data of a diversified group of independent, process-oriented fundamental equity managers and combines them with quantitative position sizing and risk management to achieve a diversified portfolio which seeks to deliver attractive attributes of fundamental long/short, multi-manager and systematic strategies in a best ideas portfolio. Using a proprietary, multi-year dataset, CenterBook seeks to assemble and maintain a global portfolio that targets high idiosyncratic returns. CenterBook may have long exposure of up to 150% of net assets and short exposure of up to 85% of net assets, with an aggregate gross exposure limit of 220% of net assets. Actual long and short exposures will vary according to market conditions.
The following paragraph replaces the paragraph titled “Mortgage-Backed and Asset-Backed Securities” on page 12 of the Prospectus:
Mortgage-Backed and Asset-Backed Securities and CRT Securities. The Fund may invest in mortgage-backed and asset-backed securities and mortgage credit risk-transfer (CRT) securities. Mortgage-backed securities (MBS) are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans. Asset-backed securities (ABS) are generally debt securities which represent ownership in various forms of consumer credit receivables, such as credit card receivables or automobile loan receivables. Mortgage CRT securities are fixed income securities (notes) whose timing and amount of principal and interest payments are determined by the performance of specific Fannie Mae and Freddie Mac mortgages.

The following paragraph is added as a new paragraph immediately following the paragraph titled “Credit Risk” on page 13 of the Prospectus:
CRT Securities Risk.   Credit risk-transfer (CRT) securities are unguaranteed and unsecured debt securities that are not directly collateralized by the corresponding mortgage loans, nor is the return of principal in a CRT guaranteed by Fannie Mae or Freddie Mac. The risks associated with an investment in CRT securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to the CRT investor. As a result, investors in CRT securities could lose some or all of their investment in these securities if the corresponding mortgage loans experience losses.
The following information replaces the paragraph titled “Operational Risk” on page 17 of the Prospectus:
Operational Risk.   Any imperfections, errors, or limitations in quantitative analyses and models used by TAS or external money managers as a part of their investment process could affect the Fund’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information available, including about a company or a security or market conditions. In addition, the Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund and its service providers also may be susceptible to operational and information security risks resulting from cyber incidents, which may result from deliberate attacks or unintentional events. While the Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
The following paragraph replaces similar disclosure regarding “Performance-Based Fees” under the heading “Money Managers” on page 19 of the Prospectus:
Performance-Based Fees.   Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. For these managers, the performance-based fee is generally a specified percentage of net appreciation in excess of a preselected portfolio benchmark, and in certain cases is also subject to a cap. For certain managers, prior year’s losses must be recovered or asset value must rise above a “high water mark” before additional performance fees will be paid. Total returns are generally computed either over rolling time periods of varying lengths or over a calendar year period, or at redemption from the account. In most cases these total returns are determined gross of Fund expenses and fees, except custodian transaction charges, expenses for securities sold short, and, in certain cases, the management fee and/or performance-based fee applicable to the money manager’s account. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent. Because performance-based fees are based on a manager’s performance versus a specified benchmark, the Fund may pay performance-based fees to one or more managers whose performance exceeds their specified benchmark(s), even during periods when the Fund overall has a negative return.
The following paragraph replaces the paragraph regarding Amundi Asset Management US, Inc. under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 19 of the Prospectus, before the description of AQR Capital Management, LLC:
Amundi Asset Management US, Inc. (AmundiUS) (60 State Street, Boston, MA 02109) is compensated based on assets for the two investment mandates comprising the Beta Account. For the Beta Account, the manager receives 0.03% per year on the first $500 million of assets and 0.02% per year on amounts above $500 million on all assets comprising the Beta Account. For the CRT Account, AmundiUS is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.20% per year on net assets comprising the CRT Account. For the performance-based fee, AmundiUS receives 15% of the amount by which the performance of the CRT Account exceeds the performance of a hurdle. The hurdle is the United States 30 Day Average SOFR Secured Overnight Financing Rate, plus 9.00%. The performance fee is paid on net assets redeemed from the CRT Account. Timothy D. Rowe (Managing Director and Senior Portfolio Manager) has been a portfolio manager with AmundiUS (or its predecessors) since 1988. Gregory R. Palmer (Vice President and

Portfolio Manager) has been with AmundiUS (or its predecessors) since 1998. Noah Funderburk, CFA (Senior Vice President and Portfolio Manager) and Jonathan Scott, CFA (Senior Vice President and Portfolio Manager) have been with AmundiUS (or its predecessors) since 2008.
The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 20 of the Prospectus, after the description of AQR Capital Management, LLC:
CenterBook Partners LP (55 Railroad Avenue, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance. Both the asset-based fee and the performance-based fee decrease as CenterBook’s total assets under management increase. The manager receives an asset-based fee ranging from 0.40% to 1.15% per year for the first three years, and ranging from 0.25% to 1% per year after the first three years, on all assets comprising the portfolio and a performance-based fee ranging from 10% to 20% of the amount by which the value of the portfolio exceeds the value of a hurdle account, determined by reference to the MSCI ACWI 100% Hedged to USD Index and less the asset-based fee incurred during the calculation period, calculated over 12-month periods ending December 31. David Stemerman (Co-Founder, Chief Executive Officer and Chief Investment Officer) co-founded CenterBook in 2020 and has been with the firm since that time. Prior to that, he founded and was Portfolio Manager/Managing Member of Conatus Capital, a multi-billion-dollar global long/short equity fund manager, from 2008-2017, winding Conatus down to run for Governor of the state of Connecticut. Chris White (Head of Portfolio Implementation and Risk) joined CenterBook in 2020. Prior to that, he was Head of Alpha Strategies and co-head of Quant for Graticule Asset Management Asia from 2019 through April 2020. From 2013 through 2018, he was a Partner of Nezu Asia Capital Management, where, as Head of Portfolio Construction and Risk, he was responsible for systematic implementation of fundamental alpha sources.
The following paragraph replaces the paragraph titled “Use of Foreign Affiliates” on page 10 of the SAI:
Use of Foreign Affiliates.   In rendering investment advisory services to the Fund, each of CenterBook Partners LP (“CenterBook”), Fundsmith and Green Court may use personnel employed by one or more of its foreign (non-US) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“Non-US Affiliates”) (“Advisers Act”), to provide portfolio management, research, and trading services to the Fund pursuant to a participating non-US affiliate agreement between such money manager and the respective affiliate(s). Under the participating non-US affiliate agreement, each of the money manager’s Non-US Affiliates is considered to be a participating affiliate of the money manager pursuant to applicable guidance of the staff of the SEC allowing investment advisors registered in the United States to use investment advisory and other resources of unregistered advisory affiliates subject to the supervision of the registered adviser. Each participating affiliate, and any of its personnel who provide services to or for the Fund, are considered under the participating non-US affiliate agreement to be “supervised persons” of CenterBook, Fundsmith or Green Court, as applicable, as that term is defined in the Advisers Act. A money manager’s authority to use its Non-US Affiliates to perform duties for the Fund will terminate if the participating non-US affiliate agreement ceases to meet the applicable requirements.
The following paragraph replaces similar disclosure regrading “Performance-Based Fee Structures” under the heading “Performance-Based Fees for Money Managers” on page 11 of the SAI:
Performance-Based Fee Structures.   TIP may enter into a performance-based fee arrangement with a money manager when it believes, under the circumstances, that it would be in the best interests of the Fund to enter into such arrangements. For these managers, the performance-based fee is determined based on the performance of the portfolio managed by the money manager relative to that of a specified benchmark or the net appreciation in the value of the portfolio during the measurement period. For these purposes, total returns are generally computed over rolling time periods of varying lengths, ranging from one year to three years or at redemption from the account. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.
The following paragraph is added as new information on page 35 of the SAI before “Non-Mortgage Asset-Backed Securities”:
Credit Risk-Transfer Securities.   Another type of mortgage security are those issued by agencies or instrumentalities of the US Government, such as Fannie Mae and Freddie Mac, but without any government guaranty, including “credit risk-transfer securities.” Credit risk-transfer securities are fixed- or floating-rate unsecured general obligation mortgage securities issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (each, a “GSE”). Typically, such securities are issued at par and have stated final maturities. The credit risk-transfer securities are structured so that: (i) interest is paid directly by the issuing GSE;

and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria. The performance of the credit risk-transfer securities will be directly affected by the selection of the underlying mortgage loans by the GSE. Credit risk-transfer securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche will have credit exposure to the underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool.
Credit risk-transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. Thus, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, the holders of the credit risk-transfer securities will have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk-transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk-transfer securities have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario.
The Fund may also invest in credit risk-transfer securities that are issued by private entities, such as banks or other financial institutions. Credit risk-transfer securities issued by private entities are structured similarly to those issued by a GSE and are generally subject to the same types of risks, including credit (risk of non-payment of principal and interest when due), prepayment, extension, interest rate and market risks.
The risks associated with an investment in credit risk-transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other GSEs or issued by a private issuer because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors, such as the Fund. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
If you have any questions, please contact Members Services at 1-610-684-8200.
Please keep this supplement for future reference.